Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Third Quarter 2010

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	September 30%						September 30%
	2010		2009		Change		2010		2009		Change
Summary Income Statement
Interest income	$1,796		$1,776		1.1%		$5,461		$5,155		5.9%
Interest expense	449		509		(11.8)		1,375		1,547		(11.1)
Net interest income - taxable equivalent	1,347		1,267		6.3		4,086		3,608		13.2
Less: Taxable-equivalent adjustment	33		30		10.0		98		87		12.6
Net interest income	1,314		1,237		6.2		3,988		3,521		13.3
Provision for credit losses	770		709		8.6		1,995		2,086		(4.4)
Net interest income after provision for credit losses	544		528		3.0		1,993		1,435		38.9
Noninterest income	1,110		940		18.1		2,993		2,964		1.0
Noninterest expense	1,408		1,320		6.7		4,249		3,570		19.0
Income before income taxes	246		148		66.2		737		829		(11.1)
Provision for income taxes	27		(9)		NM		100		146		(31.5)
Net income	219		157		39.5		637		683		(6.7)
Noncontrolling interest	9		5		80.0		29		15		93.3
Dividends and accretion on preferred stock	-		-		-		-		124		(100.0)
Net income available to common shareholders	210		152		38.2		608		544		11.8
Per Common Share Data
Earnings
Basic	$.30		$.23		30.4%		$.88		$.89		(1.1	) %
Diluted	.30		.23		30.4		.87		.88		(1.1)
Cash dividends declared	.15		.15		-		.45		1.09		(58.7)
Book value	24.11		23.41		3.0		24.11		23.41		3.0
Tangible book value (1)	15.25		14.10		8.2		15.25		14.10		8.2

End of period shares outstanding (in thousands)	693,560		687,446		0.9		693,560		687,446		0.9
Weighted average shares (in thousands)
Basic	693,017		665,408		4.1		691,982		609,698		13.5
Diluted	701,535		672,457		4.3		700,551		615,307		13.9
Performance Ratios
Return on average assets	.56%		.40%				.53%		.60%
Return on average common shareholders' equity	4.91		3.90				4.84		5.09
Net interest margin - taxable equivalent	4.09		3.68				4.03		3.61
Fee income ratio (2)	42.3		41.8				40.7		43.4
Efficiency ratio (2)	54.1		52.0				53.4		50.2
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.81%		2.48%				2.81%		2.48%
Loans and leases plus foreclosed property	4.11		3.78				4.11		3.78
Net charge-offs as a percentage of average
loans and leases	3.31		1.71				2.55		1.70
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.56		2.29				2.56		2.29
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.32	X	.93	X			1.32	X	.93	X
Average Balances
Total assets	$155,666		$157,451		(1.1	) %	$159,723		$151,969		5.1%
Securities available for sale	23,277		31,511		(26.1)		28,156		30,511		(7.7)
Loans and leases	104,755		103,334		1.4		104,396		100,892		3.5
Deposits	103,505		107,310		(3.5)		107,171		98,592		8.7
Client deposits	99,914		96,349		3.7		102,272		88,848		15.1
Shareholders' equity	17,035		15,537		9.6		16,864		16,206		4.1
Period-End Balances
Total assets	$157,230		$165,328		(4.9	) %	$157,230		$165,328		(4.9	) %
Securities available for sale	24,497		33,477		(26.8)		24,497		33,477		(26.8)
Loans and leases	106,014		107,027		(0.9)		106,014		107,027		(0.9)
Deposits	106,419		114,510		(7.1)		106,419		114,510		(7.1)
Client deposits	99,399		103,725		(4.2)		99,399		103,725		(4.2)
Shareholders' equity	16,787		16,142		4.0		16,787		16,142		4.0
Capital Ratios (3)
Risk-based
Tier 1	11.7%		11.1%				11.7%		11.1%
Total	15.7		15.6				15.7		15.6
Leverage	9.3		8.5				9.3		8.5
Tangible common equity (1)	7.0		6.1				7.0		6.1
Tier 1 common equity to risk-weighted assets (1)	9.0		8.4				9.0		8.4

Applicable ratios are annualized.
(1)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.

(2)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement. See Non-GAAP reconciliations.

(3)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2010		2010		2010		2009		2009
Summary Income Statement
Interest income	$1,796		$1,852		$1,813		$1,853		$1,776
Interest expense	449		460		466		498		509
Net interest income - taxable equivalent	1,347		1,392		1,347		1,355		1,267
Less: Taxable-equivalent adjustment	33		32		33		32		30
Net interest income	1,314		1,360		1,314		1,323		1,237
Provision for credit losses	770		650		575		725		709
Net interest income after provision for credit losses	544		710		739		598		528
Noninterest income	1,110		1,039		844		970		940
Noninterest expense	1,408		1,500		1,341		1,361		1,320
Income before income taxes	246		249		242		207		148
Provision for income taxes	27		25		48		13		(9)
Net income	219		224		194		194		157
Noncontrolling interest	9		14		6		9		5
Net income available to common shareholders	210		210		188		185		152
Per Common Share Data
Earnings
Basic	$.30		$.30		$.27		$.27		$.23
Diluted	.30		.30		.27		.27		.23
Cash dividends declared	.15		.15		.15		.15		.15
Book value	24.11		24.07		23.80		23.47		23.41
Tangible book value (1)	15.25		14.93		14.67		14.44		14.10

End of period shares outstanding (in thousands)	693,560		692,777		691,869		689,750		687,446
Weighted average shares (in thousands)
Basic	693,017		692,113		690,792		688,590		665,408
Diluted	701,535		701,322		698,675		696,038		672,457
Performance Ratios
Return on average assets	.56%		.56%		.48%		.47%		.40%
Return on average common shareholders' equity	4.91		5.01		4.59		4.52		3.90
Net interest margin - taxable equivalent	4.09		4.12		3.88		3.80		3.68
Fee income ratio (2)	42.3		40.8		39.0		41.2		41.8
Efficiency ratio (2)	54.1		53.7		52.4		51.4		52.0
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.81%		2.90%		2.84%		2.65%		2.48%
Loans and leases plus foreclosed property	4.11		4.24		4.38		4.07		3.78
Net charge-offs as a percentage of average
loans and leases	3.31		2.48		1.84		1.83		1.71
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.56		2.66		2.65		2.51		2.29
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.32	X	.98	X	.94	X	.96	X	.93	X
Average Balances
Total assets	$155,666		$159,786		$163,807		$164,719		$157,451
Securities available for sale	23,277		28,309		32,989		33,351		31,511
Loans and leases	104,755		103,964		104,468		105,869		103,334
Deposits	103,505		107,060		111,031		113,622		107,310
Client deposits	99,914		102,203		104,754		105,426		96,349
Shareholders' equity	17,035		16,925		16,627		16,336		15,537
Period-End Balances
Total assets	$157,230		$155,083		$163,700		$165,764		$165,328
Securities available for sale	24,497		23,662		32,654		33,253		33,477
Loans and leases	106,014		104,719		104,401		106,207		107,027
Deposits	106,419		104,451		113,723		114,965		114,510
Client deposits	99,399		101,115		104,109		106,760		103,725
Shareholders' equity	16,787		16,740		16,528		16,241		16,142
Capital Ratios (3)
Risk-based
Tier 1	11.7%		11.7%		11.6%		11.5%		11.1%
Total	15.7		15.8		15.9		15.8		15.6
Leverage	9.3		8.9		8.7		8.5		8.5
Tangible common equity (1)	7.0		7.0		6.4		6.2		6.1
Tier 1 common equity to risk-weighted assets (1)	9.0		8.9		8.6		8.5		8.4

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement.  See Non-GAAP reconciliations.

(3)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2010	2009	$	%	2010	2009	$	%

Interest Income
Interest and fees on loans and leases	$1,549	$1,414	$135	9.5%	$4,514	$4,072	$442	10.9%
Interest and dividends on securities	207	327	(120)	(36.7)	834	978	(144)	(14.7)
Interest on other earning assets	6	4	2	50.0	12	14	(2)	(14.3)
Total interest income	1,762	1,745	17	1.0	5,360	5,064	296	5.8

Interest Expense
Interest on deposits	225	311	(86)	(27.7)	725	977	(252)	(25.8)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	5	11	(6)	(54.5)	16	51	(35)	(68.6)
Interest on long-term debt	218	186	32	17.2	631	515	116	22.5
Total interest expense	448	508	(60)	(11.8)	1,372	1,543	(171)	(11.1)

Net interest income	1,314	1,237	77	6.2	3,988	3,521	467	13.3
Provision for credit losses	770	709	61	8.6	1,995	2,086	(91)	(4.4)
Net interest income after provision for credit losses	544	528	16	3.0	1,993	1,435	558	38.9

Noninterest income
Insurance income	252	254	(2)	(0.8)	792	787	5.6
Service charges on deposits	147	180	(33)	(18.3)	475	504	(29)	(5.8)
Mortgage banking income	184	144	40	27.8	383	516	(133)	(25.8)
Investment banking and brokerage fees and commissions	85	89	(4)	(4.5)	255	263	(8)	(3.0)
Other nondeposit fees and commissions	74	59	15	25.4	202	165	37	22.4
Checkcard fees	70	59	11	18.6	201	165	36	21.8
Bankcard fees and merchant discounts	45	41	4	9.8	130	115	15	13.0
Trust and investment advisory revenues	40	36	4	11.1	117	101	16	15.8
Income from bank-owned life insurance	30	24	6	25.0	92	72	20	27.8
FDIC loss share income, net	(43)	3	(46)	NM	(116)	3	(119)	NM
Securities gains, net	239	31	208	NM	455	200	255	127.5
Other income	(13)	20	(33)	(165.0)	7	73	(66)	(90.4)
Total noninterest income	1,110	940	170	18.1	2,993	2,964	29	1.0

Noninterest Expense
Personnel expense	642	644	(2)	(0.3)	1,937	1,867	70	3.7
Foreclosed property expense	167	118	49	41.5	585	214	371	173.4
Occupancy and equipment expense	157	149	8	5.4	453	406	47	11.6
Professional services	84	68	16	23.5	242	185	57	30.8
Regulatory charges	61	44	17	38.6	152	183	(31)	(16.9)
Loan processing expenses	53	38	15	39.5	135	101	34	33.7
Amortization of intangibles	30	29	1	3.4	94	78	16	20.5
Merger-related and restructuring charges, net	10	18	(8)	(44.4)	65	29	36	124.1
Other expenses	204	212	(8)	(3.8)	586	507	79	15.6
Total noninterest expense	1,408	1,320	88	6.7	4,249	3,570	679	19.0

Earnings
Income before income taxes	246	148	98	66.2	737	829	(92)	(11.1)
Provision for income taxes	27	(9)	36	NM	100	146	(46)	(31.5)
Net Income	219	157	62	39.5	637	683	(46)	(6.7)

Noncontrolling interest	9	5	4	80.0	29	15	14	93.3
Dividends and accretion on preferred stock	-	-	-	-	-	124	(124)	(100.0)
Net income available to common shareholders	$210	$152	$58	38.2%	$608	$544	$64	11.8%

Earnings Per Common Share
Basic	$.30	$.23	$.07	30.4%	$.88	$.89	$(.01)	(1.1	) %
Diluted	.30	.23	.07	30.4	.87	.88	(.01)	(1.1)

Weighted Average Shares Outstanding
Basic	693,017	665,408	27,609	4.1	691,982	609,698	82,284	13.5
Diluted	701,535	672,457	29,078	4.3	700,551	615,307	85,244	13.9
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Interest Income
Interest and fees on loans and leases	$1,549	$1,525	$1,440	$1,475	$1,414
Interest and dividends on securities	207	291	336	341	327
Interest on other earning assets	6	3	3	4	4
Total interest income	1,762	1,819	1,779	1,820	1,745

Interest Expense
Interest on deposits	225	241	259	294	311
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	5	6	5	7	11
Interest on long-term debt	218	212	201	196	186
Total interest expense	448	459	465	497	508

Net interest income	1,314	1,360	1,314	1,323	1,237
Provision for credit losses	770	650	575	725	709
Net interest income after provision for credit losses	544	710	739	598	528

Noninterest income
Insurance income	252	287	253	260	254
Service charges on deposits	147	164	164	186	180
Mortgage banking income	184	110	89	142	144
Investment banking and brokerage fees and commissions	85	91	79	83	89
Other nondeposit fees and commissions	74	63	65	64	59
Checkcard fees	70	70	61	62	59
Bankcard fees and merchant discounts	45	45	40	41	41
Trust and investment advisory revenues	40	39	38	38	36
Income from bank-owned life insurance	30	31	31	25	24
FDIC loss share income, net	(43)	(78)	5	11	3
Securities gains (losses), net	239	219	(3)	(1)	31
Other income	(13)	(2)	22	59	20
Total noninterest income	1,110	1,039	844	970	940

Noninterest Expense
Personnel expense	642	649	646	650	644
Foreclosed property expense	167	240	178	142	118
Occupancy and equipment expense	157	158	138	173	149
Professional services	84	86	72	77	68
Regulatory charges	61	46	45	47	44
Loan processing expenses	53	47	35	34	38
Amortization of intangibles	30	32	32	36	29
Merger-related and restructuring charges, net	10	38	17	9	18
Other expenses	204	204	178	193	212
Total noninterest expense	1,408	1,500	1,341	1,361	1,320

Earnings
Income before income taxes	246	249	242	207	148
Provision for income taxes	27	25	48	13	(9)
Net Income	219	224	194	194	157

Noncontrolling interest	9	14	6	9	5
Net income available to common shareholders	$210	$210	$188	$185	$152

Earnings Per Common Share
Basic	$.30	$.30	$.27	$.27	$.23
Diluted	.30	.30	.27	.27	.23

Weighted Average Shares Outstanding
Basic	693,017	692,113	690,792	688,590	665,408
Diluted	701,535	701,322	698,675	696,038	672,457

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of September 30,		Change
	2010	2009	$	%

Assets
Cash and due from banks	$1,225	$1,292	$(67)	(5.2	) %
Interest-bearing deposits with banks	944	579	365	63.0
Federal funds sold and securities purchased under
resale agreements or similar arrangements	285	520	(235)	(45.2)
Segregated cash due from banks	269	286	(17)	(5.9)
Trading securities at fair value	568	686	(118)	(17.2)
Securities available for sale at fair value (1)	24,497	33,477	(8,980)	(26.8)
Loans and leases:
Commercial loans and leases	48,131	49,591	(1,460)	(2.9)
Direct retail loans	13,828	14,482	(654)	(4.5)
Sales finance loans	6,972	6,493	479	7.4
Revolving credit loans	2,065	1,929	136	7.1
Mortgage loans	16,316	15,463	853	5.5
Specialized lending	8,047	7,497	550	7.3
Other acquired loans	69	141	(72)	(51.1)
Total loans and leases held for investment (excluding
covered loans)	95,428	95,596	(168)	(0.2)
Covered loans	6,753	8,305	(1,552)	(18.7)
Total loans and leases held for investment	102,181	103,901	(1,720)	(1.7)

Loans held for sale	3,833	3,126	707	22.6
Total loans and leases	106,014	107,027	(1,013)	(0.9)
Allowance for loan and lease losses	(2,611)	(2,379)	(232)	9.8
FDIC loss share receivable	1,924	3,336	(1,412)	(42.3)
Premises and equipment	1,831	1,591	240	15.1
Goodwill	6,013	6,183	(170)	(2.7)
Core deposit and other intangible assets	535	645	(110)	(17.1)
Residential mortgage servicing rights at fair value	585	639	(54)	(8.5)
Other assets (2)	15,151	11,446	3,705	32.4
Total assets	$157,230	$165,328	$(8,098)	(4.9	) %

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$20,607	$18,673	$1,934	10.4%
Interest checking	2,225	3,621	(1,396)	(38.6)
Other client deposits	52,795	48,878	3,917	8.0
Client certificates of deposit	23,772	32,553	(8,781)	(27.0)
Total client deposits	99,399	103,725	(4,326)	(4.2)

Other interest-bearing deposits	7,020	10,785	(3,765)	(34.9)
Total deposits	106,419	114,510	(8,091)	(7.1)
Fed funds purchased, repos and other borrowings	5,820	8,357	(2,537)	(30.4)
Long-term debt	22,111	21,317	794	3.7
Other liabilities	6,093	5,002	1,091	21.8
Total liabilities	140,443	149,186	(8,743)	(5.9)
Shareholders' equity:
Common stock	3,468	3,437	31	0.9
Additional paid-in capital	5,753	5,563	190	3.4
Retained earnings	7,833	7,458	375	5.0
Accumulated other comprehensive loss	(335)	(364)	29	(8.0)
Noncontrolling interest	68	48	20	41.7
Total shareholders' equity	16,787	16,142	645	4.0
Total liabilities and shareholders' equity	$157,230	$165,328	$(8,098)	(4.9	) %

(1)	Includes $1.5 billion and $1.2 billion at September 30, 2010 and September 30, 2009, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $314 million and $210 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2010 and September 30, 2009, respectively.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Assets
Cash and due from banks	$1,225	$1,270	$1,265	$1,584	$1,292
Interest-bearing deposits with banks	944	931	574	667	579
Federal funds sold and securities purchased under
resale agreements or similar arrangements	285	308	399	398	520
Segregated cash due from banks	269	255	269	270	286
Trading securities at fair value	568	587	651	636	686
Securities available for sale at fair value (1)	24,497	23,662	32,654	33,253	33,477
Loans and leases:
Commercial loans and leases	48,131	49,054	49,304	49,820	49,591
Direct retail loans	13,828	13,939	14,055	14,283	14,482
Sales finance loans	6,972	6,863	6,555	6,290	6,493
Revolving credit loans	2,065	2,024	1,981	2,016	1,929
Mortgage loans	16,316	15,452	15,498	15,435	15,463
Specialized lending	8,047	7,954	7,394	7,670	7,497
Other acquired loans	69	85	99	123	141
Total loans and leases held for investment (excluding
covered loans)	95,428	95,371	94,886	95,637	95,596
Covered loans	6,753	7,177	7,458	8,019	8,305
Total loans and leases held for investment	102,181	102,548	102,344	103,656	103,901

Loans held for sale	3,833	2,171	2,057	2,551	3,126
Total loans and leases	106,014	104,719	104,401	106,207	107,027
Allowance for loan and lease losses	(2,611)	(2,723)	(2,714)	(2,600)	(2,379)
FDIC loss share receivable	1,924	2,230	2,611	3,062	3,336
Premises and equipment	1,831	1,835	1,798	1,583	1,591
Goodwill	6,013	6,067	6,055	6,053	6,183
Core deposit and other intangible assets	535	569	601	640	645
Residential mortgage servicing rights at fair value	585	665	875	832	639
Other assets (2)	15,151	14,708	14,261	13,179	11,446
Total assets	$157,230	$155,083	$163,700	$165,764	$165,328

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$20,607	$19,767	$19,022	$18,945	$18,673
Interest checking	2,225	3,760	3,504	3,420	3,621
Other client deposits	52,795	49,989	51,897	52,097	48,878
Client certificates of deposit	23,772	27,599	29,686	32,298	32,553
Total client deposits	99,399	101,115	104,109	106,760	103,725

Other interest-bearing deposits	7,020	3,336	9,614	8,205	10,785
Total deposits	106,419	104,451	113,723	114,965	114,510
Fed funds purchased, repos and other borrowings	5,820	6,080	7,020	8,106	8,357
Long-term debt	22,111	22,086	21,428	21,376	21,317
Other liabilities	6,093	5,726	5,001	5,076	5,002
Total liabilities	140,443	138,343	147,172	149,523	149,186
Shareholders' equity:
Common stock	3,468	3,464	3,459	3,449	3,437
Additional paid-in capital	5,753	5,720	5,677	5,620	5,563
Retained earnings	7,833	7,729	7,624	7,539	7,458
Accumulated other comprehensive loss	(335)	(237)	(292)	(417)	(364)
Noncontrolling interest	68	64	60	50	48
Total shareholders' equity	16,787	16,740	16,528	16,241	16,142
Total liabilities and shareholders' equity	$157,230	$155,083	$163,700	$165,764	$165,328

(1)	Includes $1.5 billion, $1.4 billion, $1.3 billion, $1.2 billion and $1.2 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, covered by FDIC loss sharing agreements.
(2)

Includes $314 million, $222 million, $229 million, $215 million and $210 million of foreclosed property and other assets covered by FDIC loss sharing agreements at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	September 30		Change			September 30		Change
	2010	2009	$	%		2010	2009	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$54	$1,180	$(1,126)	(95.4	) %	$742	$1,144	$(402)	(35.1	) %
Mortgage-backed securities issued by GSE	18,636	25,892	(7,256)	(28.0)		22,729	25,111	(2,382)	(9.5)
States and political subdivisions	2,019	2,190	(171)	(7.8)		2,067	2,243	(176)	(7.8)
Non-agency mortgage-backed securities	1,152	1,411	(259)	(18.4)		1,225	1,477	(252)	(17.1)
Other securities	209	252	(43)	(17.1)		201	339	(138)	(40.7)
Covered securities	1,207	586	621	106.0		1,192	197	995	NM
Total securities	23,277	31,511	(8,234)	(26.1)		28,156	30,511	(2,355)	(7.7)

Other earning assets	2,951	2,331	620	26.6		2,913	2,169	744	34.3
Loans and leases
Commercial loans and leases	48,620	49,916	(1,296)	(2.6)		49,024	50,294	(1,270)	(2.5)
Direct retail loans	13,867	14,507	(640)	(4.4)		14,008	14,849	(841)	(5.7)
Sales finance loans	6,906	6,528	378	5.8		6,682	6,391	291	4.6
Revolving credit loans	2,048	1,886	162	8.6		2,013	1,819	194	10.7
Mortgage loans	15,828	15,515	313	2.0		15,625	16,088	(463)	(2.9)
Specialized lending	8,046	7,542	504	6.7		7,725	7,009	716	10.2
Other acquired loans	73	75	(2)	(2.7)		93	25	68	NM
Total loans and leases held for investment (excluding
covered loans)	95,388	95,969	(581)	(0.6)		95,170	96,475	(1,305)	(1.4)
Covered loans	6,957	4,380	2,577	58.8		7,251	1,476	5,775	NM
Total loans and leases held for investment	102,345	100,349	1,996	2.0		102,421	97,951	4,470	4.6

Loans held for sale	2,410	2,985	(575)	(19.3)		1,975	2,941	(966)	(32.8)
Total loans and leases	104,755	103,334	1,421	1.4		104,396	100,892	3,504	3.5

Total earning assets	130,983	137,176	(6,193)	(4.5)		135,465	133,572	1,893	1.4

Non-earning assets	24,683	20,275	4,408	21.7		24,258	18,397	5,861	31.9
Total assets	$155,666	$157,451	$(1,785)	(1.1	) %	$159,723	$151,969	$7,754	5.1%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$20,099	$17,389	$2,710	15.6%		$19,309	$15,566	$3,743	24.0%
Interest checking	3,482	2,762	720	26.1		3,710	2,632	1,078	41.0
Other client deposits	50,458	47,046	3,412	7.3		50,787	43,248	7,539	17.4
Client certificates of deposit	25,875	29,152	(3,277)	(11.2)		28,466	27,402	1,064	3.9
Total client deposits	99,914	96,349	3,565	3.7		102,272	88,848	13,424	15.1
Other interest-bearing deposits	3,591	10,961	(7,370)	(67.2)		4,899	9,744	(4,845)	(49.7)
Total deposits	103,505	107,310	(3,805)	(3.5)		107,171	98,592	8,579	8.7

Fed funds purchased, repos and other borrowings	7,355	9,964	(2,609)	(26.2)		8,879	13,808	(4,929)	(35.7)
Long-term debt	21,833	19,867	1,966	9.9		21,573	18,362	3,211	17.5
Other liabilities	5,938	4,773	1,165	24.4		5,236	5,001	235	4.7
Total liabilities	138,631	141,914	(3,283)	(2.3)		142,859	135,763	7,096	5.2

Shareholders' equity	17,035	15,537	1,498	9.6		16,864	16,206	658	4.1

Total liabilities and shareholders' equity	$155,666	$157,451	$(1,785)	(1.1	) %	$159,723	$151,969	$7,754	5.1%
Average balances exclude basis adjustments for fair value hedges.
NM - not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$54	$554	$1,636	$2,162	$1,180
Mortgage-backed securities issued by GSE	18,636	23,080	26,558	26,332	25,892
States and political subdivisions	2,019	2,077	2,107	2,141	2,190
Non-agency mortgage-backed securities	1,152	1,214	1,311	1,361	1,411
Other securities	209	192	202	194	252
Covered securities	1,207	1,192	1,175	1,161	586
Total securities	23,277	28,309	32,989	33,351	31,511

Other earning assets	2,951	3,101	2,681	2,655	2,331
Loans and leases
Commercial loans and leases	48,620	49,079	49,380	49,419	49,916
Direct retail loans	13,867	13,994	14,165	14,379	14,507
Sales finance loans	6,906	6,729	6,406	6,393	6,528
Revolving credit loans	2,048	2,002	1,991	1,961	1,886
Mortgage loans	15,828	15,586	15,459	15,452	15,515
Specialized lending	8,046	7,645	7,479	7,533	7,542
Other acquired loans	73	96	108	133	75
Total loans and leases held for investment (excluding
covered loans)	95,388	95,131	94,988	95,270	95,969
Covered loans	6,957	7,162	7,642	8,095	4,380
Total loans and leases held for investment	102,345	102,293	102,630	103,365	100,349

Loans held for sale	2,410	1,671	1,838	2,504	2,985
Total loans and leases	104,755	103,964	104,468	105,869	103,334

Total earning assets	130,983	135,374	140,138	141,875	137,176

Non-earning assets	24,683	24,412	23,669	22,844	20,275
Total assets	$155,666	$159,786	$163,807	$164,719	$157,451

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$20,099	$19,346	$18,464	$18,822	$17,389
Interest checking	3,482	3,905	3,745	3,419	2,762
Other client deposits	50,458	50,207	51,712	50,623	47,046
Client certificates of deposit	25,875	28,745	30,833	32,562	29,152
Total client deposits	99,914	102,203	104,754	105,426	96,349
Other interest-bearing deposits	3,591	4,857	6,277	8,196	10,961
Total deposits	103,505	107,060	111,031	113,622	107,310

Fed funds purchased, repos and other borrowings	7,355	9,105	10,207	8,584	9,964
Long-term debt	21,833	21,660	21,221	21,232	19,867
Other liabilities	5,938	5,036	4,721	4,945	4,773
Total liabilities	138,631	142,861	147,180	148,383	141,914

Shareholders' equity	17,035	16,925	16,627	16,336	15,537

Total liabilities and shareholders' equity	$155,666	$159,786	$163,807	$164,719	$157,451

Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	September 30, 2010			June 30, 2010
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$54	$-	4.65%	$554	$5	3.68%
Mortgage-backed securities issued by GSE	18,636	150	3.22	23,080	217	3.77
States and political subdivisions	2,019	29	5.55	2,077	28	5.45
Non-agency mortgage-backed securities	1,152	17	5.90	1,214	18	5.84
Other securities	209	1	2.74	192	1	2.43
Covered securities	1,207	23	7.61	1,192	35	11.65
Total securities	23,277	220	3.78	28,309	304	4.30

Other earning assets	2,951	6.54		3,101	4.57
Loans and leases
Commercial loans and leases	48,620	517	4.22	49,079	514	4.21
Direct retail loans	13,867	184	5.26	13,994	185	5.31
Sales finance loans	6,906	100	5.73	6,729	100	6.01
Revolving credit loans	2,048	44	8.64	2,002	44	8.69
Mortgage loans	15,828	213	5.39	15,586	215	5.51
Specialized lending	8,046	229	11.33	7,645	221	11.59
Other acquired loans	73	3	18.97	96	3	10.63
Total loans and leases held for investment (excluding
covered loans)	95,388	1,290	5.38	95,131	1,282	5.40
Covered loans	6,957	258	14.72	7,162	242	13.52
Total loans and leases held for investment	102,345	1,548	6.01	102,293	1,524	5.97
Loans held for sale	2,410	22	3.56	1,671	20	4.73
Total loans and leases	104,755	1,570	5.96	103,964	1,544	5.95

Total earning assets	130,983	1,796	5.45	135,374	1,852	5.48

Non-earning assets	24,683			24,412
Total assets	$155,666			$159,786

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,482	3.29		$3,905	3.31
Other client deposits	50,458	79.62		50,207	81.65
Client certificates of deposit	25,875	132	2.02	28,745	144	2.01
Other interest-bearing deposits	3,591	11	1.18	4,857	13	1.06
Total interest-bearing deposits	83,406	225	1.07	87,714	241	1.10

Fed funds purchased, repos and other borrowings	7,355	6.32		9,105	7.31
Long-term debt	21,833	218	3.98	21,660	212	3.92
Total interest-bearing liabilities	112,594	449	1.58	118,479	460	1.56

Noninterest-bearing deposits	20,099			19,346
Other liabilities	5,938			5,036
Shareholders' equity	17,035			16,925
Total liabilities and shareholders' equity	$155,666			$159,786

Average interest-rate spread			3.87			3.92

Net interest income/ net interest margin		$1,347	4.09%		$1,392	4.12%

Taxable-equivalent adjustment		$33			$32

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2010			December 31, 2009			September 30, 2009
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,636	$15	3.61%	$2,162	$19	3.59%	$1,180	$12	3.75%
Mortgage-backed securities issued by GSE	26,558	254	3.82	26,332	255	3.87	25,892	256	3.97
States and political subdivisions	2,107	28	5.38	2,141	29	5.42	2,190	31	5.52
Non-agency mortgage-backed securities	1,311	19	5.80	1,361	20	5.81	1,411	20	5.81
Other securities	202	1	2.13	194	2	3.73	252	2	2.75
Covered securities	1,175	34	11.60	1,161	33	11.43	586	17	11.46
Total securities	32,989	351	4.26	33,351	358	4.29	31,511	338	4.28

Other earning assets	2,681	3.53		2,655	4.57		2,331	4.77
Loans and leases
Commercial loans and leases	49,380	518	4.25	49,419	525	4.22	49,916	540	4.29
Direct retail loans	14,165	187	5.34	14,379	195	5.38	14,507	199	5.43
Sales finance loans	6,406	100	6.31	6,393	103	6.42	6,528	107	6.49
Revolving credit loans	1,991	44	9.04	1,961	45	9.30	1,886	45	9.44
Mortgage loans	15,459	213	5.51	15,452	213	5.51	15,515	222	5.72
Specialized lending	7,479	211	11.40	7,533	215	11.34	7,542	211	11.15
Other acquired loans	108	3	12.49	133	4	11.01	75	2	10.46
Total loans and leases held for investment (excluding
covered loans)	94,988	1,276	5.43	95,270	1,300	5.43	95,969	1,326	5.49
Covered loans	7,642	162	8.61	8,095	161	7.91	4,380	71	6.45
Total loans and leases held for investment	102,630	1,438	5.67	103,365	1,461	5.62	100,349	1,397	5.53
Loans held for sale	1,838	21	4.68	2,504	30	4.85	2,985	37	4.94
Total loans and leases	104,468	1,459	5.65	105,869	1,491	5.60	103,334	1,434	5.52

Total earning assets	140,138	1,813	5.22	141,875	1,853	5.20	137,176	1,776	5.15

Non-earning assets	23,669			22,844			20,275
Total assets	$163,807			$164,719			$157,451

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,745	3.36		$3,419	4.42		$2,762	3.42
Other client deposits	51,712	90.70		50,623	106.83		47,046	102.86
Client certificates of deposit	30,833	152	2.00	32,562	165	2.01	29,152	177	2.41
Other interest-bearing deposits	6,277	14.93		8,196	19.95		10,961	29	1.05
Total interest-bearing deposits	92,567	259	1.14	94,800	294	1.23	89,921	311	1.37

Fed funds purchased, repos and other borrowings	10,207	6.23		8,584	8.34		9,964	12.48
Long-term debt	21,221	201	3.82	21,232	196	3.70	19,867	186	3.73
Total interest-bearing liabilities	123,995	466	1.52	124,616	498	1.59	119,752	509	1.69

Noninterest-bearing deposits	18,464			18,822			17,389
Other liabilities	4,721			4,945			4,773
Shareholders' equity	16,627			16,336			15,537
Total liabilities and shareholders' equity	$163,807			$164,719			$157,451

Average interest-rate spread			3.70			3.61			3.46

Net interest income/ net interest margin (3)		$1,347	3.88%		$1,355	3.80%		$1,267	3.68%

Taxable-equivalent adjustment		$33			$32			$30

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	September 30, 2010			September 30, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$742	$20	3.65%	$1,144	$35	4.02%
Mortgage-backed securities issued by GSE	22,729	621	3.64	25,111	797	4.23
States and political subdivisions	2,067	85	5.46	2,243	97	5.75
Non-agency mortgage-backed securities	1,225	54	5.85	1,477	64	5.82
Other securities	201	3	2.44	339	10	3.93
Covered securities	1,192	92	10.27	197	17	11.33
Total securities	28,156	875	4.14	30,511	1,020	4.46

Other earning assets	2,913	13.55		2,169	14.88
Loans and leases
Commercial loans and leases	49,024	1,549	4.22	50,294	1,585	4.21
Direct retail loans	14,008	556	5.31	14,849	611	5.50
Sales finance loans	6,682	300	6.00	6,391	310	6.47
Revolving credit loans	2,013	132	8.79	1,819	131	9.59
Mortgage loans	15,625	641	5.47	16,088	698	5.79
Specialized lending	7,725	661	11.44	7,009	607	11.57
Other acquired loans	93	9	13.58	25	2	10.46
Total loans and leases held for investment (excluding
covered loans)	95,170	3,848	5.40	96,475	3,944	5.46
Covered loans	7,251	662	12.20	1,476	71	6.45
Total loans and leases held for investment	102,421	4,510	5.89	97,951	4,015	5.48
Loans held for sale	1,975	63	4.23	2,941	106	4.80
Total loans and leases	104,396	4,573	5.85	100,892	4,121	5.46

Total earning assets	135,465	5,461	5.38	133,572	5,155	5.15

Non-earning assets	24,258			18,397
Total assets	$159,723			$151,969

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,710	9.32		$2,632	7.37
Other client deposits	50,787	250.66		43,248	292.90
Client certificates of deposit	28,466	428	2.01	27,402	582	2.84
Other interest-bearing deposits	4,899	38	1.03	9,744	96	1.31
Total interest-bearing deposits	87,862	725	1.10	83,026	977	1.57

Fed funds purchased, repos and other borrowings	8,879	19.28		13,808	55.54
Long-term debt	21,573	631	3.91	18,362	515	3.74
Total interest-bearing liabilities	118,314	1,375	1.55	115,196	1,547	1.79

Noninterest-bearing deposits	19,309			15,566
Other liabilities	5,236			5,001
Shareholders' equity	16,864			16,206
Total liabilities and shareholders' equity	$159,723			$151,969

Average interest-rate spread			3.83			3.36

Net interest income/ net interest margin		$4,086	4.03%		$3,608	3.61%

Taxable-equivalent adjustment		$98			$87

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases	$1,273	$2,075	$1,788	$1,651	$1,610
Direct retail loans	216	234	219	197	187
Sales finance loans	6	6	5	7	7
Mortgage loans (8)	416	387	807	762	662
Specialized lending	62	68	69	96	103
Total nonaccrual loans and leases held for investment	1,973	2,770	2,888	2,713	2,569
Loans held for sale	826	129	6	5	4
Foreclosed real estate	1,309	1,391	1,524	1,451	1,326
Other foreclosed property	39	37	46	58	53
Total nonperforming assets (excluding covered assets) (2) (7)	$4,147	$4,327	$4,464	$4,227	$3,952

Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases	$876	$1,099	$969	$413	$68
Direct retail loans	131	133	130	132	116
Revolving credit loans	62	60	58	54	51
Mortgage loans	689	668	557	471	302
Specialized lending	4	4	1	-	-
Loans held for sale	30	-	-	-	-
Total performing TDRs	$1,792	$1,964	$1,715	$1,070	$537

Loans 90 days or more past due and still accruing (4)
Commercial loans and leases	$20	$22	$14	$7	$13
Direct retail loans	69	69	67	82	79
Sales finance loans	27	28	27	30	24
Revolving credit loans	21	20	23	25	23
Mortgage loans (8)(9)	256	209	155	158	172
Specialized lending	7	7	10	12	10
Other acquired loans	5	5	6	5	2
Total loans 90 days past due and still accruing (excluding covered
loans) (5)	$405	$360	$302	$319	$323

Loans 30-89 days past due (4)
Commercial loans and leases	$535	$431	$516	$377	$365
Direct retail loans	181	188	203	216	205
Sales finance loans	99	95	94	126	127
Revolving credit loans	28	28	30	32	32
Mortgage loans (9)	625	561	555	623	664
Specialized lending	242	225	200	306	298
Other acquired loans	2	2	3	6	1

Total loans 30-89 days past due (excluding covered loans) (6)	$1,712	$1,530	$1,601	$1,686	$1,692

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $276 million, $176 million, $181 million, $160 million and $151 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $489 million, $480 million, $333 million, $248 million and $108 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are included in total nonperforming assets. Amounts also exclude restructured covered and other acquired loans accounted for under the accretion method.
(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $1.3 billion at September 30, 2010, $1.5 billion at June 30, 2010, $1.4 billion at March 31, 2010 and December 31, 2009 and $945 million at September 30, 2009.
(6)	Excludes loans totaling $329 million, $429 million, $356 million, $391 million and $564 million past due 30-89 days at September 30, 2010, June 30,2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.
(7)	Includes a $207 million reduction from loans sold during the third quarter of 2010 in connection with BB&T's NPA disposition strategy. Includes a $419 million reduction from loans sold during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.
(8)	BB&T revised its nonaccrual policy related to FHA/VA guaranteed mortgage loans during the second quarter of 2010. The change in policy resulted in a decrease in nonaccrual mortgage loans and an increase in mortgage loans 90 days past due and still accruing of approximately $79 million. During the fourth quarter of 2009, BB&T revised its policy related to the reclassification of mortgage loans from nonaccrual to accrual status resulting in an increase of approximately $120 million in nonaccrual mortgage loans.
(9)	Includes mortgage loans past due 90 days or more that are government guaranteed totaling $119 million, $82 million, $7 million, $8 million and $8 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. Includes mortgage loans past due 30-89 days that are government guaranteed totaling $74 million, $42 million, $24 million, $23 million, and $20 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. Past due mortgage loans held for sale are also included in these categories.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Allowance for credit losses
Beginning balance	$2,753	$2,759	$2,672	$2,478	$2,145
Provision for credit losses (excluding covered loans)	743	652	556	725	709
Provision for covered loans	27	(2)	19	-	-
Charge-offs
Commercial loans and leases (1)	(683)	(277)	(224)	(238)	(204)
Direct retail loans	(83)	(82)	(86)	(79)	(68)
Sales finance loans	(10)	(10)	(16)	(17)	(14)
Revolving credit loans	(28)	(31)	(31)	(32)	(32)
Mortgage loans (2)	(52)	(207)	(77)	(76)	(77)
Specialized lending	(56)	(64)	(75)	(75)	(73)
Total charge-offs	(912)	(671)	(509)	(517)	(468)

Recoveries
Commercial loans and leases (1)	19	8	7	9	5
Direct retail loans	7	6	12	7	4
Sales finance loans	2	2	3	2	3
Revolving credit loans	4	4	4	3	3
Mortgage loans (2)	1	1	1	2	2
Specialized lending	6	8	7	6	5
Total recoveries	39	29	34	29	22
Net charge-offs	(873)	(642)	(475)	(488)	(446)
Other changes	-	(14)	(13)	(43)	70
Ending balance	$2,650	$2,753	$2,759	$2,672	$2,478

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,567	$2,706	$2,695	$2,600	$2,379
Allowance for covered loans	44	17	19	-	-
Reserve for unfunded lending commitments	39	30	45	72	99
Total	$2,650	$2,753	$2,759	$2,672	$2,478

				As of/For the
				Nine Months Ended
				September 30,
				2010	2009

Allowance for credit losses
Beginning balance				$2,672	$1,607
Provision for credit losses (excluding covered loans)				1,951	2,086
Provision for covered loans				44	-
Charge-offs
Commercial loans and leases (1)				(1,184)	(482)
Direct retail loans				(251)	(270)
Sales finance loans				(36)	(55)
Revolving credit loans				(90)	(95)
Mortgage loans (2)				(336)	(204)
Specialized lending				(195)	(239)
Total charge-offs				(2,092)	(1,345)

Recoveries
Commercial loans and leases (1)				34	12
Direct retail loans				25	12
Sales finance loans				7	7
Revolving credit loans				12	9
Mortgage loans (2)				3	3
Specialized lending				21	17
Total recoveries				102	60
Net charge-offs				(1,990)	(1,285)
Other changes				(27)	70
Ending balance				$2,650	$2,478

(1)	Includes net charge-offs of $431 million and $7 million in commercial loans and leases during the third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.
(2)	Includes net charge-offs of $1 million and $141 million in mortgage loans during the third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2010		2010		2010		2009		2009

Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.93%		1.87%		1.87%		1.96%		2.11%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	1.64		1.82		1.66		1.61		1.18
Nonperforming loans and leases as a
percentage of total loans and leases	2.64		2.77		2.77		2.56		2.40
Nonperforming assets as a percentage of:
Total assets	2.81		2.90		2.84		2.65		2.48
Loans and leases plus foreclosed property	4.11		4.24		4.38		4.07		3.78
Net charge-offs as a percentage of average loans and leases	3.31		2.48		1.84		1.83		1.71
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.56		2.66		2.65		2.51		2.29
Ratio of allowance for loan and lease losses to:
Net charge-offs	.75	X	1.06	X	1.41	X	1.34	X	1.35	X
Nonperforming loans and leases held for investment	1.32		.98		.94		.96		.93

Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.72%		1.57%		1.65%		1.72%		1.71%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.41		.37		.31		.32		.33
Nonperforming loans and leases as a
percentage of total loans and leases	2.82		2.97		2.99		2.77		2.61
Nonperforming assets as a percentage of:
Total assets	2.76		2.93		2.86		2.68		2.52
Loans and leases plus foreclosed property	4.12		4.37		4.53		4.24		3.95
Net charge-offs as a percentage of average loans and leases (3)	3.54		2.66		1.99		1.98		1.79
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.69		2.84		2.84		2.72		2.49
Ratio of allowance for loan and lease losses to:
Net charge-offs	.74	X	1.05	X	1.40	X	1.34	X	1.35	X
Nonperforming loans and leases held for investment	1.30		.98		.93		.96		.93

							As of/For the
							Nine Months Ended
							September 30,
							2010		2009

Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							2.55%		1.70%
Ratio of allowance for loan and lease losses to net charge-offs							.98	X	1.39	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (3)							2.74%		1.73%
Ratio of allowance for loan and lease losses to net charge-offs							.96	X	1.39	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of acquired loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(3)	Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 1.80%, 2.06% and 1.94% for the third quarter of 2010, second quarter of 2010 and the nine months ended September 30, 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

	As of / For the Period Ended September 30, 2010
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$1,151	$2,789	$229	$4,169

Average loan size (in thousands)	231	535	1,105	400
Average client size (in thousands)	554	912	2,419	798

Nonaccrual loans and leases as a percentage of category	19.73%	19.76%	14.63%	19.47%
Gross charge-offs as a percentage of category:
Year-to-Date	7.70	17.75	9.70	14.47
Quarter-to-Date	10.57	30.04	18.97	24.11

	As of / For the Period Ended September 30, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$1,845	16.12%	7.56%	14.17%
Virginia	694	10.21	7.62	7.50
South Carolina	394	20.51	13.32	32.93
Georgia	388	31.08	35.00	60.71
Florida	250	32.53	32.02	45.19
Washington, D.C.	141	33.94	24.51	19.33
Tennessee	129	24.26	13.29	24.85
Kentucky	102	29.80	21.46	68.17
West Virginia	101	20.29	17.26	34.38
Maryland	66	2.65	2.53	8.12
Alabama	59	49.15	23.42	23.11
Other	-	-	-	-
Total	$4,169	19.47%	14.47%	24.11%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
	As of / For the Period Ended September 30, 2010
			Permanent
		Commercial	Income	Total Other
	Commercial	Land/	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$1,003	$1,614	$9,432	$12,049

Average loan size (in thousands)	1,068	686	511	554
Average client size (in thousands)	1,527	814	771	808

Nonaccrual loans and leases as a percentage of category	2.17%	15.48%	3.76%	5.20%
Gross charge-offs as a percentage of category:
Year-to-Date	2.35	9.61	2.80	3.79
Quarter-to-Date	4.38	21.15	6.12	8.11

	As of / For the Period Ended September 30, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of
ORIGINATION (2)	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$3,668	4.43%	2.95%	6.27%
Georgia	1,966	9.31	5.83	13.15
Virginia	1,921	1.10	1.15	2.60
South Carolina	956	3.10	1.34	2.15
Florida	833	18.26	14.67	33.20
Washington, D.C.	693	2.53	3.49	7.31
Maryland	574.61		-	-
Kentucky	455	3.15	1.88	4.05
West Virginia	429	3.30	1.39	1.81
Tennessee	357	5.74	6.18	11.08
Alabama	94	8.91	4.14	6.54
Other	103	-	2.24	-
Total	$12,049	5.20%	3.79%	8.11%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items. Includes loans transferred to held for sale in connection with BB&T's NPA disposition strategy.
(2)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended September 30, 2010
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$13,268	$2,239	$580	$497	$16,584

Average loan size (in thousands)	197	314	313	61	196
Average refreshed credit score (3)	722	703	720	575	715

Percentage that are first mortgages	100%	100%	99%	81%	99%
Average loan to value at origination	76	68	74	74	74

Nonaccrual loans and leases as a percentage of category	1.77	4.98	8.64	7.60	2.62
Gross charge-offs as a percentage of category:
Year-to-Date	1.99	5.37	5.29	8.85	2.89
Quarter-to-Date	.98	2.17	4.49	3.11	1.34

	As of / For the Period Ended September 30, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
		Total	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,051	1.67%	1.35%	.42%
Virginia		2,975	1.92	1.96	1.35
Florida		2,248	6.17	7.74	3.99
Maryland		1,629	1.95	2.58	.76
Georgia		1,564	2.73	3.52	1.89
South Carolina		1,533	2.72	2.85	1.32
Kentucky		403	1.42	.53	.22
West Virginia		340	1.32	.84	.64
Tennessee		301	2.10	1.32	.39
Texas		282.52		.26	.14
Washington, D.C.		206	2.48	.77	.02
Alabama		192	2.03	3.74	.57
Other		860	3.19	2.87	.66
Total		$16,584	2.62%	2.89%	1.34%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended September 30, 2010

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,454	$5,810	$5,595	$12,859

Average loan size (in thousands) (5)		61	43	36	41
Average refreshed credit score (6)		721	721	762	745

Percentage that are first mortgages		100%	75%	27%	57%
Average loan to value at origination		80	64	64	65

Nonaccrual loans and leases as a percentage of category		6.74	1.48	.47	1.64
Gross charge-offs as a percentage of category:
Year-to-Date		7.75	1.56	1.49	2.28
Quarter-to-Date		8.19	1.47	1.45	2.24

		As of / For the Period Ended September 30, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE		Total	Percentage of
LOANS AND LINES BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,422	1.95%	2.13%	2.34%
Virginia		2,894.87		1.34	1.22
South Carolina		1,235	2.21	2.47	2.57
Georgia		1,042	2.03	3.78	3.62
Maryland		814.92		2.25	1.47
West Virginia		784	1.32	.99	.70
Florida		637	2.63	6.43	6.88
Kentucky		565	1.31	.66	.51
Tennessee		352	2.08	4.57	3.48
Washington, D.C.		84.83		3.62	3.44
Other		30	1.01	1.00	1.83
Total		$12,859	1.64%	2.28%	2.24%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $345 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of September 30, 2010
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total

Performing restructurings: (1) (2)
Commercial loans	$809	92.4%	$66	7.5%	$1	0.1%	$876
Direct retail loans	124	94.6	6	4.6	1	0.8	131
Revolving credit loans	48	77.4	7	11.3	7	11.3	62
Residential mortgage loans	545	79.1	121	17.6	23	3.3	689
Specialized lending loans	4	100.0	-	0.0	-	0.0	4
Loans held for sale	8	26.7	18	60.0	4	13.3	30
Total performing restructurings	1,538	85.8	218	12.2	36	2.0	1,792
Nonperforming restructurings (3)	166	33.9	73	14.9	250	51.2	489
Total restructurings	$1,704	74.7	$291	12.8	$286	12.5	$2,281

(1)	Excludes restructured covered and other acquired loans accounted for under the accretion method.
(2)	Past due performing restructurings are included in past due disclosures.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,828	$13,594	$13,657	$13,456	$12,851
Total	18,463	18,327	18,658	18,470	18,012
Risk-weighted assets (2)	117,765	116,073	117,410	117,167	115,608
Average quarterly tangible assets	149,253	153,399	157,603	158,061	150,992
Risk-based capital ratios
Tier 1	11.7%	11.7%	11.6%	11.5%	11.1%
Total	15.7	15.8	15.9	15.8	15.6
Leverage capital ratio	9.3	8.9	8.7	8.5	8.5
Equity as a percentage of total assets	10.7	10.8	10.1	9.8	9.8
Book value per common share	$24.11	$24.07	$23.80	$23.47	$23.41

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.0%	7.0%	6.4%	6.2%	6.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.0	8.9	8.6	8.5	8.4

Tangible book value per common share	$15.25	$14.93	$14.67	$14.44	$14.10

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,828	$13,594	$13,657	$13,456	$12,851
Less:
Qualifying restricted core capital elements	3,255	3,254	3,508	3,497	3,157
Tier 1 common equity	10,573	10,340	10,149	9,959	9,694

Total assets	$157,230	$155,083	$163,700	$165,764	$165,328
Less:
Intangible assets, net of deferred taxes	6,419	6,502	6,519	6,553	6,695
Plus:
Regulatory adjustments, net of deferred taxes	207	187	493	806	712
Tangible assets	151,018	148,768	157,674	160,017	159,345

Total risk-weighted assets (2)	$117,765	$116,073	$117,410	$117,167	$115,608

Tangible common equity as a percentage of tangible assets	7.0%	7.0%	6.4%	6.2%	6.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.0	8.9	8.6	8.5	8.4

Tier 1 common equity	$10,573	$10,340	$10,149	$9,959	$9,694

Outstanding shares at end of period (in thousands)	693,560	692,777	691,869	689,750	687,446

Tangible book value per common share	$15.25	$14.93	$14.67	$14.44	$14.10

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD		Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	3Q10 vs. 3Q09		3Q10 vs. 2Q10		2010 vs. 2009

Average Balances

Commercial loans and leases (2)	(1.6	) %	.3%		(2.3	) %
Direct retail loans	(4.4)		(3.6)		(5.7)
Sales finance loans	5.8		10.4		4.6
Revolving credit loans	8.5		9.1		10.4
Mortgage loans (2)	4.6		15.8		(2.2)
Specialized lending	6.7		20.8		8.9
Other acquired loans	(49.3)		(95.1)		(35.4)
Total loans and leases held for investment (excluding covered loans)	.2		4.7		(1.3)
Covered loans	(16.9)		(11.4)		(13.4)
Total loans and leases held for investment	(1.2)		3.6		(2.3)

Noninterest-bearing deposits	8.9		15.4		10.0
Interest checking	25.4		(43.0)		38.7
Other client deposits	2.5		2.0		8.0
Client certificates of deposit	(21.7)		(39.6)		(17.3)
Total client deposits	(3.5)		(8.9)		.6
Other interest-bearing deposits	(66.8)		(103.4)		(49.5)

Total deposits	(9.5)		(13.2)		(3.8)

	Percentage Increase (Decrease)
	QTD		Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	3Q10 vs. 3Q09		3Q10 vs. 2Q10		2010 vs. 2009

Net interest income - taxable equivalent	(4.2	) %	(8.5	) %	(1.2	) %

Noninterest income
Insurance income	(2.3)		(48.4)		(1.2)
Service charges on deposits	(21.4)		(41.1)		(12.5)
Investment banking and brokerage fees	(4.5)		(26.2)		(3.8)
Mortgage banking income	15.9		192.6		(26.0)
Checkcard fees	14.8		-		14.9
Other nondeposit fees and commissions	23.3		69.3		18.1
Trust and investment advisory revenues	11.1		10.2		15.8
Bankcard fees and merchant discounts	9.8		-		13.0
Other income	(12.0)		102.0		(13.0)

Total noninterest income	(.4)		5.7		(5.0)

Noninterest expense

Personnel expense	(3.7)		(4.3)		(2.7)
Foreclosed property expense	38.0		(120.7)		160.0
Occupancy and equipment expense	(7.7)		(7.5)		(4.3)
Other noninterest expense	13.1		17.2		11.3

Total noninterest expense	4.3		(17.6)		10.8

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2010 and 2009.
(2)	Adjusted to exclude the estimated impact of loans disposed of or transferred in connection with BB&T NPA disposition strategy.
(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, the impacts of FDIC loss share accounting, and other selected items as noted on page 22 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Third Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			$(28)	$(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense			16	10
Contingency reserve adjustment	Other noninterest expense			11	7

Fourth Quarter 2009
Colonial acquisition loan revaluation adjustment (1)	Net interest income			9	5
Gain on sale of payroll processing business	Other noninterest income			27	17
Income tax adjustments, net	Provision for income tax			7	7

Third Quarter 2009
Contingency reserve	Other noninterest expense			(25)	(15)
Leveraged lease tax adjustment	Provision for income tax			12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock			(47)	(47)
FDIC special assessment	Regulatory charges			(71)	(44)
Gain from extinguishment of debt	Other noninterest expense			36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net			(36)	(22)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2010	2010	2010	2009	2009

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease) (2)	$(101)	$(234)	$5	$158	$(59)
MSRs hedge gains (losses)	132	241	(1)	(130)	72
Net	$31	$7	$4	$28	$13

Residential mortgage loan originations	$6,656	$5,013	$4,791	$5,327	$6,899

Residential mortgage servicing portfolio
Loans serviced for others	60,207	59,322	57,200	54,583	52,188
Bank-owned loans serviced	20,331	18,621	18,719	18,991	18,782
Total servicing portfolio	80,538	77,943	75,919	73,574	70,970

Weighted-average coupon rate	5.37%	5.43%	5.49%	5.57%	5.62%
Weighted-average servicing fee	.354	.357	.363	.369	.374

Selected Miscellaneous Information
Derivatives notional amount	$67,201	$64,187	$64,558	$66,175	$69,624
Fair value of derivatives	277	279	307	283	382
Unrealized appreciation (depreciation) on securities
available for sale, net of tax (3)	49	74	(81)	(244)	(26)
Common stock prices
High	28.69	35.72	32.93	28.66	29.81
Low	21.72	26.18	25.40	23.75	19.83
End of period	24.08	26.31	32.39	25.37	27.24

Banking offices	1,790	1,791	1,838	1,857	1,859
ATMs	2,494	2,496	2,534	2,541	2,576
FTEs	31,331	31,603	31,929	32,394	32,821

(1)	Amounts recorded in fourth quarter 2009 that relate to third quarter 2009.
(2)	Includes a $1 million and $2 million decrease due to a valuation adjustment for MSRs carried at the lower of cost or market at September 30,2010 and June 30, 2010, respectively.
(3)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
NON-GAAP Reconciliation Table	2010	2010	2010	2009	2009

Efficiency ratio - GAAP	57.3%	61.7%	61.2%	58.5%	59.8%
Effect of securities gains (losses), net	5.6	5.1	(.1)	-	.8
Effect of merger-related and restructuring charges, net	(.4)	(1.6)	(.7)	(.4)	(.8)
Effect of contingency reserve	-	-	.5	-	(1.1)
Effect of losses/write-downs on NPA disposition loans	(.6)	-	-	-	-
Effect of payroll services gain	-	-	-	.7	-
Effect of Colonial revaluation adjustments	-	-	-	.3	-
Effect of Colonial premises and equipment adjustments	-	-	.8	-	-
Effect of FDIC loss share accounting	.6	-	.3	-	-
Effect of foreclosed property expense	(7.1)	(10.1)	(8.1)	(6.2)	(5.4)
Effect of amortization of intangibles	(1.3)	(1.4)	(1.5)	(1.5)	(1.3)
Efficiency ratio - reported	54.1	53.7	52.4	51.4	52.0
Fee income ratio - GAAP	45.2%	42.7%	38.5%	41.7%	42.6%
Effect of securities gains (losses), net	(5.8)	(5.5)	.1	-	(.8)
Effect of payroll services gain	-	-	-	(.7)	-
Effect of losses/write-downs on NPA disposition loans	.6	-	-	-	-
Effect of FDIC loss share accounting	2.3	3.6	.4	-	-
Effect of Colonial revaluation adjustments	-	-	-	.2	-
Fee income ratio - reported	42.3	40.8	39.0	41.2	41.8

				Year-to-Date
				September 30,
NON-GAAP Reconciliation Table				2010	2009

Efficiency ratio - GAAP				60.0%	54.3%
Effect of securities gains (losses), net				3.6	1.6
Effect of merger-related and restructuring charges, net				(.9)	(.5)
Effect of contingency reserve				.2	(.4)
Effect of losses/write-downs on NPA disposition loans				(.2)	-
Effect of FDIC special assessment				-	(1.0)
Effect of gain on extinguishment of debt				-	.7
Effect of Colonial premises and equipment adjustments				.3	-
Effect of FDIC loss share accounting				.3	-
Effect of foreclosed property expense				(8.5)	(3.3)
Effect of amortization of intangibles				(1.4)	(1.2)
Efficiency ratio - reported				53.4	50.2
Fee income ratio - GAAP				42.3%	45.1%
Effect of securities gains (losses), net				(3.9)	(1.7)
Effect of losses/write-downs on NPA disposition loans				.2	-
Effect of FDIC loss share accounting				2.1	-
Fee income ratio - reported				40.7	43.4